Exhibit 10.9

HAZARDOUS MATERIAL

GUARANTY AND INDEMNIFICATION AGREEMENT

May 24, 2023

WHEREAS S&P Principal LLC (hereinafter referred to as “Lender”) has agreed to make a mortgage loan to Avalon RT9 Properties, LLC with an address at 4400 Route 9, Freehold, New Jersey 07728 (hereinafter referred to as the “Borrower”) in the principal sum of ONE MILLION DOLLARS & 00/100 ($1,000,000.00) Dollars (hereinafter referred to as the “Loan”), which Loan will be (a) evidenced by and payable in accordance with the provisions of the Note, and (b) secured by the Mortgage, each as defined in Exhibit A hereto; and

WHEREAS, Lender is willing to make the Loan to the Borrower only if the undersigned executes and delivers this Guaranty and Indemnification Agreement;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Lender to make the Loan, the undersigned hereby covenants and agrees with Lender as follows:

1. For the purposes of this Guaranty and Indemnification Agreement the following terms shall have the following meanings: (i) the term “Hazardous Material” shall mean any material or substance that, whether by its nature or use, is now or hereafter defined as hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Requirement, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and which is now or hereafter regulated under any Environmental Requirement, or which is or contains petroleum, gasoline, diesel fuel or another petroleum hydrocarbon product, (ii) the term “Environmental Requirements” shall collectively mean all present and future laws, statutes, ordinances, rules, regulations, orders, codes, licenses, permits, decrees, judgments, directives or the equivalent of or by any Governmental Authority and relating to or addressing the protection of the environment or human health, (iii) the term “Governmental Authority” shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions, (iv) the term “Mortgaged Property” shall have the meaning given to such term in the Mortgage, and (v) the term “Debt” shall mean all principal, interest, additional interest and other sums of any nature whatsoever which may or shall become due and payable pursuant to the provisions of the Note or the Mortgage.

2. The undersigned hereby represents and warrants to Lender that to the best of the undersigned’s knowledge after diligent inquiry (i) no Hazardous Material is currently located at, in, on, under or about the Mortgaged Property in a manner which violates any Environmental Requirement, or which requires cleanup or corrective action of any kind under any Environmental Requirement, (ii) no releasing, emitting, discharging, leaching, dumping or disposing of any Hazardous Material from the Mortgaged Property onto or into any other property or from any other property onto or into the Mortgaged Property has occurred or is occurring in violation of any Environmental Requirement, (iii) no notice of violation, lien, complaint, suit, order or other notice with respect to the Mortgaged Property is presently outstanding under any Environmental Requirement, and (iv) the Mortgaged Property and the operation thereof are in full compliance with all Environmental Requirements.

3. The undersigned absolutely and unconditionally guarantees to Lender that the Borrower will fully comply with all of the terms, covenants and provisions of paragraph 10 of the Mortgage. If the Borrower does not fully comply with all of the terms, covenants and provisions of paragraph 10 of the Mortgage, the undersigned shall reimburse Lender upon demand for all costs and expenses incurred by Lender to the extent not otherwise reimbursed to Lender by the Borrower in connection with Lender performing the Borrower’s obligations as set forth in paragraph 10 of the Mortgage.

4. The undersigned will defend, indemnify, and hold harmless Lender, its employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to, (i) any breach by the Borrower of any of the provisions of paragraph 10 of the Mortgage, (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting the Mortgaged Property, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Mortgaged Property or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the Mortgaged Property or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material, or (v) any violation of any Environmental Requirement.

The obligations and liabilities of the undersigned under this Guaranty and Indemnification Agreement shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Debt has been paid in full and irrespective of any foreclosure of the Mortgage, sale of the Mortgaged Property pursuant to the provisions of the Mortgage or acceptance by Lender, its nominee or wholly owned subsidiary of a deed or assignment in lieu of foreclosure or sale and irrespective of any other fact or circumstance of any nature whatsoever.

5. The undersigned hereby consents that from time to time, before or after any default by the Borrower, with or without further notice to or assent any of from the undersigned, any security at any time held by or available to Lender for any obligation of the Borrower, or any security at any time held by or available to Lender for any obligation of any other person or party secondarily or otherwise liable for all or any portion of the Debt may be exchanged, surrendered or released, and any obligation of the Borrower, or of any such other person or party, may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released in whole or in part, or any default with respect thereto waived, and Lender may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of the Borrower, or any such other person or party, and may extend further credit in any manner whatsoever to the Borrower, and generally deal with the Borrower or any of the above-mentioned security, deposit account, credit on its books or other person or party as Lender may see fit; and the undersigned shall remain bound under this Guaranty and Indemnification Agreement notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealing.

6. This is a guaranty of payment and not of collection and the undersigned further waives any right to require that any action be brought against the Borrower or any other person or party or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of the Borrower or any other person or party.

7. Each reference herein to Lender shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty and Indemnification Agreement shall also inure. Each reference herein to the undersigned shall be deemed to include the successors and assigns of the undersigned, all of whom shall be bound by the provisions of this Guaranty and Indemnification Agreement, provided, however, that the undersigned shall in no event or under any circumstance have the right without obtaining the prior written consent of Lender to assign or transfer the undersigned’s obligations and liabilities under this Guaranty and Indemnification Agreement, in whole or in part, to any other person, party or entity.

8. The term “undersigned” as used herein shall, if this Guaranty and Indemnification Agreement is signed by more than one party, mean the “undersigned and each of them” and each undertaking herein contained shall be their joint and several undertaking; provided, however, that in the next succeeding paragraph hereof the term “undersigned” shall mean the “undersigned or any of them.” If any party hereto shall be a partnership, the agreements and obligations on the part of the undersigned herein contained shall remain in force and application notwithstanding any changes in the individuals composing the partnership and the term “undersigned” shall include any altered or successive partnerships but the predecessor partnerships and their partners shall not thereby be released from any obligations or liability hereunder.

9. No delay on the part of Lender in exercising any right or remedy under this Guaranty and Indemnification Agreement or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on the undersigned shall be deemed to be a waiver of the obligation of the undersigned or of the right of Lender to take further action without notice or demand as provided in this Guaranty and Indemnification Agreement.

10. This Guaranty and Indemnification Agreement may only be modified, amended, changed or terminated by an agreement in writing signed by Lender and the undersigned. No waiver of any term, covenant or provision of this Guaranty and Indemnification Agreement shall be effective unless given in writing by Lender and if so given by Lender shall only be effective in the specific instance in which given.

11. The undersigned acknowledges that this Guaranty and Indemnification Agreement and the undersigned’s obligations under this Guaranty and Indemnification Agreement are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and Indemnification Agreement and the obligations of the undersigned under this Guaranty and Indemnification Agreement or the obligations of any other person or party (including, without limitation, the Borrower) relating to this Guaranty and Indemnification Agreement or the obligations of the undersigned hereunder or otherwise with respect to the Debt. This Guaranty and Indemnification Agreement sets forth the entire agreement and understanding of Lender and the undersigned, and the undersigned absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or cross claim of any nature whatsoever with respect to this Guaranty and Indemnification Agreement or the obligations of the undersigned under this Guaranty and Indemnification Agreement or the obligations of any other person or party (including, without limitation, the Borrower) relating to this Guaranty and Indemnification Agreement or the obligations of the undersigned hereunder or otherwise with respect to the Loan in any action or proceeding brought by Lender to collect the Debt, or any portion thereof, or to enforce the obligations of the undersigned under this Guaranty and Indemnification Agreement. The undersigned acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty and Indemnification Agreement or with respect to the obligations of the undersigned under this Guaranty and Indemnification Agreement, except those specifically set forth in this Guaranty and Indemnification Agreement.

12. Notwithstanding any payments made by the undersigned pursuant to the provisions of this Guaranty and Indemnification Agreement, the undersigned shall have no right of subrogation in and to the Note or the Mortgage or any other security held by or available to Lender for the Debt or the payment thereof until the Debt has been paid in full to Lender.

13. Any notice, request or demand given or made under this Guaranty and Indemnification Agreement shall be in writing and shall be hand delivered or sent by Federal Express or other reputable courier service or by postage prepaid registered or certified mail, return receipt requested, and shall be deemed given (i) when received at the following addresses if hand delivered or if sent by Federal Express or other reputable courier service, and (ii) three (3) business days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested:

If to Lender:

S&P Principal LLC

1460 Shoreline Way

Hollywood, Florida 33019

If to the undersigned:

Avalon RT9 Properties, LLC

4400 Route 9

Freehold, New Jersey 07728

Avalon GloboCare Corp.

4400 Route 9

Freehold, New Jersey 07728

Each party to this Guaranty and Indemnification Agreement may designate a change of address by notice given to the other party fifteen (15) days prior to the date such change of address is to become effective.

14. This Guaranty and Indemnification Agreement is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New Jersey and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of New Jersey. No defense given or allowed by the laws of any other state or country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the State of New Jersey.

15. The undersigned agrees to submit to personal jurisdiction in the State of New Jersey in any action or proceeding arising out of this Guaranty and Indemnification Agreement and, in furtherance of such agreement, the undersigned hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the undersigned in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New Jersey and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the undersigned by registered or certified mail to or by personal service at the last known address of the undersigned, whether such address be within or without the jurisdiction of any such court.

16. No exculpatory provisions contained in the Note, the Mortgage or in any other document or instrument executed and delivered in connection therewith or otherwise with respect to the Loan shall in any event or under any circumstances be deemed or construed to modify, qualify, or affect in any manner whatsoever the personal recourse obligations and liabilities of the undersigned under this Guaranty and Indemnification Agreement.

17. The obligations and liabilities of the undersigned under this Guaranty and Indemnification Agreement are in addition to the obligations and liabilities of the undersigned under the Other Guaranties (as hereinafter defined). The discharge of the undersigned’s obligations and liabilities under any one or more of the Other Guaranties by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the undersigned’s obligations and liabilities under this Guaranty and Indemnification Agreement. Conversely, the discharge of the undersigned’s obligations and liabilities under this Guaranty and Indemnification Agreement by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the undersigned’s obligations and liabilities under any of the Other Guaranties. The term “Other Guaranties” as used herein shall mean any other guaranty of payment, guaranty of performance, completion guaranty, indemnification agreement or other guaranty or instrument of personal recourse obligation or undertaking of any nature whatsoever (other than this Guaranty and Indemnification Agreement) now or hereafter executed and delivered by the undersigned to Lender in connection with the Loan.

18. This Guaranty and Indemnification Agreement may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of guaranty. The failure of any party listed below to execute this Guaranty and Indemnification Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

19. The undersigned agrees that, with or without notice or demand, the undersigned will reimburse Lender, to the extent that such reimbursement is not made by the Borrower, for all costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by Lender in connection with the collection of the Debt or any portion thereof or in any action or proceeding brought by Lender to enforce the obligations of the undersigned under the Guaranty and Indemnification Agreement.

20. THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND LENDER BY ITS ACCEPTANCE OF THIS GUARANTY AND INDEMNIFICATION AGREEMENT IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS GUARANTY AND INDEMNIFICATION AGREEMENT.

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IN WITNESS WHEREOF, the undersigned has duly executed this Guaranty and Indemnification Agreement the day and year first above set forth.

Dated: May 24, 2022

BORROWER:

AVALON RT9 PROPERTIES, LLC.

AVALON GLOBOCARE CORP., its Sole Member

By:
DAVID JIN, CEO

AND

AVALON GLOBOCARE CORP.

By:
DAVID JIN, CEO

STATE OF NEW YORK	)
) ss.
COUNTY OF RICHMOND	)

CERTIFY that on May 24, 2023, David Jin, personally came before me and stated to my satisfaction that this person (or if more than one, each person):

(a) was the maker of the attached instrument; and,

(b) was authorized to and did execute this instrument as of the entity named in this instrument.

Notary Public

My Commission Expires:

EXHIBIT A

Note: The term “Note” as used in this Guaranty and Indemnification Agreement shall mean a certain Mortgage Note dated May 24, 2023, in the principal sum of $1,000,000.00 to be given by the Borrower to Lender.

Mortgage: The term “Mortgage” as used in this Guaranty and Indemnification Agreement shall mean a certain Mortgage and Security Agreement dated May 24, 2023, in the principal sum of $1,000,000.00 to be given by the Borrower to Lender constituting a first lien on the real estate of the Borrower in certain premises located in Monmouth County, as more particularly described therein, and intended to be duly recorded in Monmouth County, State of New Jersey.